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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1999
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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 1999



                            LEXFORD RESIDENTIAL TRUST
             (Exact Name of Registrant as Specified in its Charter)


    MARYLAND                   1-13951                   31-4427382
(State or other      (Commission File Number)  (IRS Employer Identification No.)
Jurisdiction of
 Incorporation)

                  6954 AMERICANA PARKWAY, COLUMBUS, OHIO 43068
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (614) 759-1566


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

         On June 30, 1999, Equity Residential Properties Trust, a Maryland real estate investment trust ("EQR"), and Lexford Residential Trust, a Maryland real estate investment trust ("Lexford"), entered into an Agreement and Plan of Merger dated as of June 30, 1999 (the "Merger Agreement") pursuant to which Lexford will merge with and into EQR (the "Merger"). Pursuant to the Merger, each common share of beneficial interest of Lexford issued and outstanding immediately prior to the Merger will be converted into
0.463 of a common share of beneficial interest of EQR. Consummation of the Merger is subject to the approval of the Merger by the shareholders of EQR and Lexford and to specified closing conditions.

         Lexford has agreed in the Merger Agreement that its dividend with respect to the third quarter and any dividend thereafter prior to the consummation of the Merger shall be an amount per share not to exceed an amount equal to the dividend on an EQR common share for such quarter multiplied by
0.463. The record and payment dates for each distribution with respect to the Lexford common shares declared after July 1, 1999 shall be the same date as the record and payment dates for the quarterly distribution for the EQR common shares. A dividend calculated as set forth above with respect to any dividend on a Lexford common share that has a record date prior to the date the Merger is consummated and that has a payment date after the date the Merger is consummated will be paid in full on such payment date.

         The Lexford dividend of $0.4325 per common share declared on June 16, 1999 payable on July 15, 1999 to holders of record on June 30, 1999 is not subject to the provisions of the Merger Agreement and will be paid in full on July 15, 1999.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      EXHIBITS

                  2.1 Agreement and Plan of Merger between Equity Residential Properties Trust and Lexford Residential Trust, dated as of June 30, 1999.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            LEXFORD RESIDENTIAL TRUST
                            (Registrant)


                             By: /s/ Bradley A. Van Auken
                                 --------------------------------
                                 Name: Bradley A. Van Auken
                                 Title: Senior VP, General Counsel & Secretary



Dated: July 2, 1999